Exhibit 10.9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

THIS FIRST AMENDMENT EXECUTED ON THE 30TH DAY OF OCTOBER, 2014 (HEREINAFTER “AMENDMENT #1”) TO THE DISTRIBUTION AGREEMENT DATED SEPTEMBER 20TH, 2013 (HEREINAFTER “AGREEMENT”) BY AND BETWEEN:

CytoSorbents, Inc., a corporation having its offices at 7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey, 08852, United States, existing under the laws of the United States (hereinafter referred to as “CytoSorbents”)

And

Biocon Limited, a company having its offices at 20th K M, Hosur Road, Electronics City, Bangalore, India, - 560 100, existing under the laws of India ( hereinafter referred to as “Biocon”)

CytoSorbents and Biocon hereinafter collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS, the Parties wish to modify certain terms of the Agreement, as set forth in detail below;

NOW, THEREFORE, in consideration of the mutual covenants, premises and agreements set forth herein, the Parties hereby agree as follows:

1.	This Amendment #1 shall be effective as on October 30, 2014.

2.	Listing of Territory and Applications as listed in Annex 2, and referenced under Section 1.4 of the Agreement (“Territory”), is hereby deleted in its entirety and replaced with the Annex 2 here attached to this Amendment #1, which shall form an integral part of this Amendment #1.

3.	A new Section 6.4 is hereby incorporated as below;

Subject to Biocon receiving necessary 3rd party approvals, Biocon shall use commercially reasonable efforts to initiate, at Biocon’s cost, four (4) Investigator Initiated Trials (IIT), in the Territory across any of the IIT Focus Areas listed under Annex 9. At least one (1) such IIT shall be substantial in nature with participation of around 20 (twenty) subjects. The details of such IIT shall be jointly agreed in advance, through deliberation by the Clinical Trial Steering Committee. Without limiting Section 32 of this Agreement, Biocon shall support the investigators in activities to enable all activities related to IITs in accordance with good clinical practices and good laboratory practices and all other laws, rules and regulations applicable to human clinical trials. Biocon shall develop and publish at least two (2) patient case studies in each of four (4) Applications pursuant to the IIT or routine use of CytoSorb in the Territory. Prior to the publication of either an IIT or patient case study, CytoSorbents shall have the opportunity to review and comment on the publication. Biocon shall solely own all data, results, reports and publications with respect to such IIT; provided, that Biocon hereby grants CytoSorbents a perpetual, irrevocable, worldwide, royalty-free and fully paid-up, sublicenseable and transferable right and license to use any such data, results, reports and publications for any and all purposes.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.	A new Section 6.4.1 is hereby incorporated as below;

A Clinical Trial Steering Committee (“CSC”) consisting of an equal number of representatives from each Party shall be constituted within 90 (ninety) days of signing of this Amendment #1. CSC shall meet at least once in every calendar quarter to discuss, deliberate and mutually agree upon design and approval of the IIT. In addition, the CSC shall review the progress of and provide suggestions to the management of IITs. Such meetings may be conducted by telephone or video conference as may be agreed between the Parties. Parties agree that in the event of any differences or disputes with respect to designing, approval, publication or otherwise any matter relating to IIT, then Parties shall mutually agree to either proceed or to terminate any such IIT’s.

5.	A new Section 6.4.2 is hereby incorporated as below;

Should Biocon require ‘CytoSorb Adsorbers’ (“CytoSorb 300 ml devices”) to conduct an IIT, Biocon shall purchase the CytoSorb Adsorbers at an all-inclusive price of U.S. Dollars 300 (three hundred) per CytoSorb Adsorber, FOB Monmouth Junction, New Jersey. Quantities shall be limited to the number of adsorbers required to meet the patient enrollment target defined by the mutually agreed-to IIT and shall not exceed one hundred (100) adsorbers in total across all studies. Notwithstanding anything mentioned above, in the event that additional quantities of CytoSorb Adsorbers are required for any larger study, both parties shall agree to discuss to increase the current quantities of the discounted CytoSorb Adsorber; provided that nothing herein shall obligate either party to purchase or supply such quantities.

6.	Section 9.1 (Minimum Purchase Requirements) to the extent it is applicable to quantities mentioned for Term Year 2 and Term Year 3 of the Agreement is hereby amended as below;

Calendar Year	Minimum Purchase Requirements
Term Year 2	***
Term Year 3	***
Term Year 4	***
Term Year 5	***

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7.	Section 21.1 (under Term and Termination) is hereby deleted in its entirety and replaced as below;

The term of this Agreement shall begin on the Effective Date and shall be valid for four (4) years from the Effective Date (“Term”) unless terminated by either Party pursuant to the terms of this Section.

Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect, and capitalized terms used but not defined in this Amendment #1 shall continue to have the meaning set forth in the Agreement.

(Signature page follows)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 as of the day and year first above written.

Biocon Limited By: 1. /s/ Ravindra Kamalkas Name: Ravindra Kamalkas Title: President, Marketing	CytoSorbents, Inc., By: /s/ Phillip Chan Name: Phillip Chan Title: CEO

By: 2. /s/ Siddharth Mittal Name: Siddharth Mittal Title: President, Finance

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 2

A.	Territory

1.	India
2.	Sri Lanka

B.	Applications

1.	Applications included:

•	Non-surgical, Critical Care Use

•	Intra-operative Surgical Procedures

2.	Applications not included:

Is deleted in its entirety

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 9

IIT Focus Areas

(i)	Sepsis.
(ii)	Lung related diseases such as Acute Respiratory Distress Syndrome (ARDS) and Acute Lung Injury (ALI).
(iii)	Intra-abdominal indications such as complicated intra-abdominal infections, Abdominal Compartment Syndrome.
(iv)	Severe Acute Pancreatitis.
(v)	Liver Disease; infective or non-infective associated ALF.
(vi)	Post- operative SIRS.
(vii)	Tropical disease; Dengue and Malaria.
(viii)	Intra-operative use in Cardiopulmonary Bypass surgery

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